Note 13 - Net Loss Per Common Share	3 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Earnings Per Share [Text Block]
Note 13. Net Loss Per Common Share

Basic and diluted net loss per share has been calculated by dividing net loss by the weighted average number of common shares outstanding during the period and the inclusion of 60,000 warrants to purchase shares of common stock at an exercise price of $0.20. For the three ended March 31, 2016 and 2015, the following common stock equivalents were excluded from the computation of diluted net loss per common share because they were anti-dilutive. The exercise or issuance of these common stock equivalents outstanding at March 31, 2016 and 2015 would dilute earnings per share if the Company becomes profitable in the future.

	Three Months Ended March 31,
	2016	2015
Stock options	253,777	198,670
Warrants	142,500	142,500
Total	396,277	341,170